UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Efficient Equity Fund	August 31, 2020
PREFX	Investor Class
TEEFX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE TAX-EFFICIENT EQUITY FUND

HIGHLIGHTS

■	The Tax-Efficient Equity Fund produced a very strong return of 30.59%. We are in an aggressive, risk-seeking environment in which valuation discipline hinders performance, earnings do not seem to matter to investors, and there are some concerning signs of speculation.

■	The fund has made only minimal taxable distributions since its inception almost two decades ago, reflecting our efforts to generate strong, long-term after-tax returns. Its tax efficiency from the end of 2000 through August 31, 2020, was 99.84%.

■	Our focus on after-tax returns makes this fund nearly unique among its peers, most of which pursue only pretax returns.

■	Although we believe investors should temper their performance expectations in light of recent brisk gains, we still believe equities are a better option than fixed income securities for long-term investors. Interest rates are extraordinarily low, and many fixed income alternatives offer negative real (inflation-adjusted) yields.

■	We are particularly interested in identifying “emerging winners,” or companies that will survive the pandemic and thrive after it ends.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets recorded broadly positive results during the first half of your fund’s fiscal year, the six-month period ended August 31, 2020. Although the spread of the coronavirus disrupted global economies, historic levels of fiscal and monetary stimulus helped stocks and bonds recover from a sharp downturn.

After the S&P 500 Index reached a record close on February 19, markets became increasingly volatile as the coronavirus spread outside China. Governments around the world issued stay-at-home orders to contain the virus, and some sectors, such as travel, restaurants, and shopping malls, nearly came to a halt. Over 22 million Americans lost their jobs in March and April, and many measures of economic activity, including retail sales and industrial production, experienced record-setting declines.

As the extent of the crisis grew, investors rapidly moved their assets into U.S. Treasuries and cash. By March 23, the S&P 500 had fallen by about a third from the start of the year, and even traditionally safer areas of the market, such as high-quality corporate and municipal bonds, sold off during the downturn.

In response to the rapid economic contraction, the Federal Reserve cut its short-term lending rate back to near zero and began massive purchases of government and corporate bonds to stimulate the economy and increase liquidity in the fixed income market. The federal government also provided trillions of dollars in fiscal help in the form of direct payments to most Americans, expanded unemployment insurance, and subsidies to sectors such as transportation and health care that had been directly impacted by the pandemic.

As lockdowns eased during the summer, there were signs of economic recovery along with indications that a full return to normalcy could be slow. Almost half of the jobs lost early in the crisis had been recovered by the end of August, but the unemployment rate remained high at 8.4%. Corporate earnings, meanwhile, were better than predicted in the second quarter but were down 32% from a year earlier.

Boosted by the stimulus, hopes for an early vaccine for the coronavirus, and better-than-expected economic news, nearly all market sectors finished the period in positive territory. Large-cap growth stocks, especially technology and other Internet-related firms, led the recovery and helped push the S&P 500 and Nasdaq Composite Index to record highs by the end of the period. Conversely, small-cap value stocks were among the weakest performers.

In the fixed income universe, Treasuries recorded solid gains as yields dropped to record lows. All other major segments of the bond market produced positive results for the period, but the municipal bond sector lagged and eked out only small gains. Munis experienced unprecedented volatility in March and April, although a rebound in investor demand for tax-free income has helped the sector recover. In addition, amid growing concerns over projected municipal budget shortfalls, the Fed established a Municipal Liquidity Facility to provide short-term financing to qualifying state and local governments.

As the end of 2020 approaches, we expect markets to remain volatile. On the one hand, the Fed is unlikely to raise rates anytime soon, and the scale of monetary and fiscal stimulus could continue to support investor sentiment. However, another wave of coronavirus infections and setbacks in the search for treatments and a vaccine could heighten risk aversion. The U.S. elections in November and tensions between the U.S. and China could also unsettle investors.

Although much has changed as a result of the pandemic, our commitment to disciplined fundamental research remains steady, and we will be closely following any developments that could impact markets. Our investment analysts had more than 11,000 meetings with company managements and municipal debt issuers in 2019, and they expect to maintain that pace this year as they seek out insights that can benefit your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

FUND COMMENTARY

How did the fund perform in the past six months?

Stocks plunged in March but rebounded sharply through August. The Tax-Efficient Equity Fund returned 30.59% versus 35.61% for its benchmark, the Russell 3000 Growth Index, and 33.83% for the Lipper Multi-Cap Growth Funds Index. (Performance for the fund’s I Class shares will vary due to a different fee structure. The fund’s I Class shares are designed to be sold to various institutional investors and generally require a minimum initial investment of $1 million. Past performance cannot guarantee future results.)

The largest growth companies produced some of the strongest returns in our reporting period. As a result, the broad market’s gains were driven by the extraordinary performance of a small number of names with sizable index weightings. This is a very unusual situation.

We are in an aggressive, risk-seeking investment environment in which valuation discipline hinders performance, and earnings, or the lack thereof, do not seem to matter to investors. We are seeing some concerning signs of speculation, such as the number of initial public offerings (IPOs) and blind-pool vehicles (i.e., special purpose acquisition companies) raising capital, as well as the very large weight of the technology sector in growth benchmarks. With the extreme year-to-date outperformance of growth stocks over value stocks—adding to many years of superior relative performance—the environment is reminiscent of the “tech bubble” of the late 1990s.

We recall how that phenomenon ended, and we have no intention of changing our disciplined investment style, nor do we intend to chase short-term performance of momentum stocks. We are convinced that our focus on steady growth companies with good long-term prospects and valuations that are reasonable, rather than extreme, as well as a healthy risk awareness when making investment decisions, is appropriate for all market environments and is in the best interests of our long-term shareholders.

What factors influenced the fund’s performance?

The fund lagged its Russell benchmark primarily because of stock selection in the information technology (IT) and consumer discretionary sectors. Underweighting the robust technology sector also hurt relative results. On the plus side, our stock selection in the health care space added value.

The IT sector now represents about 43.7% of the Russell 3000 Growth Index. In the sector—where we like to remain broadly diversified and favor companies with strong business models in industries with high barriers to entry and low risk of commoditization—some holdings produced excellent returns, such as Shopify, which provides an online commerce platform for smaller businesses. Shopify soared amid rising new store creation and increased consumer purchases of nonessential items, and we believe it is benefiting from an accelerating transition to e-commerce. However, IT services companies that facilitate electronic payments struggled to recover amid subdued economic activity. One of our worst performers was Fiserv, which provides traditional core processing services to smaller banks and operates a payment network that allows people to access funds and make payments, increasingly through mobile or digital means. Despite decent business trends, the stock slumped amid some concerns about the CEO’s earlier-than-expected retirement. (Please review the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

One of the largest factors behind our underperformance was our underweight in Apple, which advanced briskly in anticipation of the first 5G iPhone release this fall. Apple, which represented 11.52% of the Russell 3000 Growth Index at the end of August, is an outstanding company, and we like its business fundamentals. However, we prefer others with attractive long-term prospects, and our underweight (5.2% of fund assets at the end of August) is intended to reduce the risk of having a heavy concentration in a single name.

In the consumer discretionary sector, we seek companies with good business models, excellent cash flow, and other favorable attributes. We focus on leading companies within their respective niches and avoid those that internet retailer Amazon.com can easily attack. As with the IT sector, some of our consumer discretionary holdings produced excellent absolute returns, such as lululemon athletica. The company benefited from solid demand for its athletic apparel as many people staying home pursued health improvement. Our stakes in automaker Tesla and Amazon.com also did very well. The former outperformed after announcing a stock split, which is an indicator of speculation in the market, and we did not purchase it during our reporting period. The latter benefited from increased online consumer purchases while many brick-and-mortar businesses were closed. However, our Tesla and Amazon underweightings versus the benchmark—also driven by our risk awareness—limited our potential benefit. We have owned each of these three stocks for a number of years.

In the health care space, two major relative performance contributors were Veeva Systems and Royalty Pharma. Veeva Systems operates a cloud-based customer relationship management and clinical content platform that serves the life sciences industry. Fundamentals have held up well, and we like the balanced strength of the company’s product portfolio and management’s ability to execute its strategy. Royalty Pharma is a market-leading buyer of biopharmaceutical royalties from biopharma companies and other entities. We believe it provides us with a low-risk, diversified way to participate in biopharma’s secular trends.

The fund has made only minimal taxable distributions since its inception almost two decades ago, reflecting our efforts to generate strong, long-term after-tax returns. Its tax efficiency since its inception on December 29, 2000, through August 31, 2020, was 99.84%. (The fund’s tax efficiency ratio is calculated by dividing its after-tax return by its pretax return.)

Our focus on after-tax returns makes this fund nearly unique among its peers, most of which pursue only pretax returns. To help us minimize taxable events, we try to keep the portfolio’s turnover rate low. Turnover was somewhat higher than normal during our reporting period; the market’s big drop in March enabled us to recognize capital losses that we can use to offset some gains.

How is the fund positioned?

Some of the fund’s fundamental characteristics were similar to those of the Russell 3000 Growth Index. For example, the portfolio’s 12-month forward price/earnings ratio (35.3) matched that of the index. Its historical earnings growth rate over the last five years (19.6%) was about the same as that of the index (18.9%); its projected long-term earnings growth rate (12.7%) was also similar to that of the benchmark (13.1%). On the other hand, the fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, was 23.6% versus 30.6% for the index. We believe a high ROE is desirable, but we do not necessarily seek companies with the highest ROEs. We prefer businesses with steady and sustainable growth and profitability, rather than companies whose growth and profitability are unsustainably high.

The portfolio’s investment-weighted median market capitalization was about $65.8 billion versus $246.3 billion for the benchmark. We are underweight mega-cap companies, which, as mentioned earlier, dramatically outperformed stocks in other capitalization ranges. Our preference is for mid-caps because they offer better long-term growth potential. This is underscored by the atypical underperformance of mid-cap growth stocks versus large-cap growth stocks in recent years. For the five-year period ended August 31, 2020, the Russell Midcap Growth Index produced an annualized return of 14.94% versus 20.66% for the Russell 1000 Growth Index—a difference of more than 500 basis points.

As shown in the Sector Diversification table on page 7, the fund’s IT commitment was the largest, but we are underweighting it versus the benchmark, as mentioned earlier. Our health care and consumer staples allocations were also underweights. In health care, we emphasize innovative biotechnology companies with promising products that address large, unmet needs or rare diseases, and we remain broadly diversified in this segment to reduce risk. We also favor service providers reflective of demographic factors and desires for increased access to health care services, as well as health care device companies. In consumer staples, we believe most companies are mature and fairly valued; our holdings are makers of household products, food, and spirits with strong brands.

Our main sector overweights were in industrials and business services and financials. In the former, we favor high-quality companies with more stable earnings under varying economic conditions; in the latter, we look for differentiated capital markets companies, insurers, and banks with high returns on invested capital. Our exposure to energy, real estate, and materials companies was very low because most do not meet our growth criteria.

What is portfolio management’s outlook?

One of the fascinating aspects of the rally that started in late March is that it is taking place in the midst of significant medical and economic uncertainty. No one knows how long or how far the coronavirus will spread in the U.S. and around the world, and no one knows if or when an effective vaccine for the virus will be created. As a result, economic growth is likely to be influenced by the course of the pandemic, with some industries, such as retailers, cruises, hotels, and aviation, likely to face headwinds for some time. Equity investors would be prudent to temper their performance expectations in this challenging time and be prepared for lower returns in the period ahead.

The outlook for fixed income returns remains challenging. With U.S. Treasury interest rates that are extraordinarily low, investors are facing negative real (inflation-adjusted) yields out to 30 years. We hope that investors who have fled to fixed income, or are contemplating it, realize that owning bond investments for an extended period will result in nominal losses when yields eventually rise or a loss of purchasing power even if yields stay very low. While equities have had a strong run for years, we still believe they are a better option than fixed income securities for long-term investors seeking capital growth.

While uncertainty is likely to prevail, we wish to assure our investors that the basic tenets of our strategy have not changed. We have been through challenging economic and market conditions before, and we believe it is best to remain focused on our well-established and disciplined investment process of finding and investing in growth companies with favorable attributes. We are particularly interested in identifying “emerging winners,” or companies that will survive the pandemic and thrive after it ends. We do not attempt to time the markets, nor do we make investments based on macroeconomic predictions. By staying fully invested, focusing on longer-term investment horizons, favoring quality companies, and factoring valuations and risks into our investment decisions, we believe that we can maintain a favorable long-term pretax and after-tax performance record.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE TAX- EFFICIENT EQUITY FUND

Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

The fund’s focus on large and medium-sized companies subjects the fund to the risks that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform when compared with other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can experience sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, the fund’s attempts at investing in a tax-efficient manner could cause it to underperform similar funds that do not make tax efficiency a primary focus.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2020, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 8/31/20
Amazon.com	6.0%
Apple	5.2
Microsoft	4.3
Alphabet	4.1
Facebook	3.5
Visa	2.2
Mastercard	2.2
NVIDIA	2.1
Salesforce.com	1.9
UnitedHealth Group	1.5
PayPal Holdings	1.4
Adobe	1.1
Home Depot	1.1
Tesla	1.1
CoStar Group	1.0
Netflix	0.9
S&P Global	0.9
KLA	0.8
Shopify	0.8
Intuit	0.7
Intuitive Surgical	0.7
Alibaba Group Holding	0.7
ServiceNow	0.7
Thermo Fisher Scientific	0.6
Qualcomm	0.6
Total	**46.1%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

August 31, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
COMMON STOCKS 99.7%		
COMMUNICATION SERVICES 10.6%		
Entertainment 2.1%		
Activision Blizzard	9,000	751
Electronic Arts (1)	12,900	1,799
Live Nation Entertainment (1)	4,700	267
Netflix (1)	12,000	6,355
Spotify Technology (1)	13,000	3,668
Take-Two Interactive Software (1)	4,152	711
Zynga, Class A (1)	78,700	713
		14,264
Interactive Media & Services 8.4%		
Alphabet, Class C (1)	17,579	28,727
Baidu, ADR (1)	5,800	722
Facebook, Class A (1)	82,686	24,244
Iac/Interactivecorp (1)	3,246	432
Match Group (1)	22,374	2,499
Snap, Class A (1)	83,600	1,889
ZoomInfo Technologies, Class A (1)(2)	2,434	94
		58,607
Media 0.0%		
Altice USA, Class A (1)	10,800	298
		298
Wireless Telecommunication Services 0.1%		
T-Mobile US (1)	6,773	790
		790
Total Communication Services		73,959
CONSUMER DISCRETIONARY 16.3%		
Auto Components 0.0%		
Aptiv	3,710	319
		319

Automobiles 1.1%		
Ferrari	1,240	241
Tesla (1)	14,725	7,338
		7,579
Distributors 0.1%		
Pool	3,081	1,010
		1,010
Diversified Consumer Services 0.4%		
Bright Horizons Family Solutions (1)	5,000	665
Grand Canyon Education (1)	3,321	312
Service Corp. International	24,480	1,118
ServiceMaster Global Holdings (1)	11,900	475
		2,570
Hotels, Restaurants & Leisure 1.8%		
Chipotle Mexican Grill (1)	2,700	3,538
Domino's Pizza	4,637	1,896
Dunkin' Brands Group	8,400	639
Hilton Worldwide Holdings	2,669	241
Marriott International, Class A	8,923	918
MGM Resorts International	2,500	56
Papa John's International	2,400	236
Restaurant Brands International (2)	12,802	693
Starbucks	23,775	2,008
Wynn Resorts	1,300	114
Yum China Holdings	22,198	1,281
Yum! Brands	12,200	1,170
		12,790
Household Durables 0.2%		
NVR (1)	250	1,042
		1,042
Internet & Direct Marketing Retail 7.7%		
Alibaba Group Holding, ADR (1)	16,463	4,725
Amazon.com (1)	12,079	41,684
Booking Holdings (1)	607	1,160
Chewy, Class A (1)(2)	24,241	1,481

Etsy (1)	16,098	1,927
MercadoLibre (1)	1,900	2,220
		53,197
Multiline Retail 0.8%		
Dollar General	19,748	3,987
Dollar Tree (1)	15,151	1,458
Ollie's Bargain Outlet Holdings (1)	4,392	420
		5,865
Specialty Retail 3.1%		
AutoZone (1)	1,054	1,261
Burlington Stores (1)	5,500	1,083
CarMax (1)	14,489	1,549
Five Below (1)	2,200	241
Home Depot	25,840	7,365
O'Reilly Automotive (1)	7,053	3,284
Ross Stores	15,600	1,421
TJX	31,077	1,703
Tractor Supply	14,252	2,121
Ulta Beauty (1)	4,900	1,138
Williams-Sonoma	2,800	246
		21,412
Textiles, Apparel & Luxury Goods 1.1%		
Lululemon Athletica (1)	10,360	3,892
NIKE, Class B	33,449	3,743
		7,635
Total Consumer Discretionary		113,419
CONSUMER STAPLES 3.4%		
Beverages 1.5%		
Brown-Forman, Class B	12,512	916
Coca-Cola	35,600	1,763
Constellation Brands, Class A	10,000	1,845
Diageo, ADR (2)	21,800	2,930
Keurig Dr Pepper	24,615	734
Monster Beverage (1)	15,028	1,260

PepsiCo	7,277	1,019
		10,467
Food & Staples Retailing 0.1%		
Casey's General Stores	3,000	534
		534
Food Products 0.6%		
Conagra Brands	4,996	192
Hershey	11,283	1,677
McCormick	9,581	1,976
Tyson Foods, Class A	4,000	251
		4,096
Household Products 0.5%		
Church & Dwight	15,915	1,525
Clorox	5,267	1,177
Colgate-Palmolive	8,400	666
Reynolds Consumer Products	7,816	260
		3,628
Personal Products 0.3%		
Estee Lauder, Class A	7,700	1,707
		1,707
Tobacco 0.4%		
Philip Morris International	35,900	2,864
		2,864
Total Consumer Staples		23,296
ENERGY 0.1%		
Oil, Gas & Consumable Fuels 0.1%		
Cabot Oil & Gas	8,950	170
Concho Resources	500	26
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $15 (1)(3)(4)	5	19
Venture Global LNG, Series C, Acquisition Date: 10/16/17 – 3/8/18, Cost $216 (1)(3)(4)	58	223
Total Energy		438

FINANCIALS 4.1%

Banks 0.2%

Fifth Third Bancorp	7,500	155
First Republic Bank	7,900	892
Signature Bank	1,300	126
SVB Financial Group (1)	1,000	256
Webster Financial	4,700	129
		1,558
Capital Markets 3.2%		
BlackRock	2,600	1,545
Cboe Global Markets	12,734	1,169
Charles Schwab	23,083	820
Churchill Capital III, Class A (1)(2)	9,013	104
CME Group	8,310	1,462
FactSet Research Systems	800	280
Intercontinental Exchange	8,200	871
MarketAxess Holdings	4,760	2,313
Moody's	7,461	2,198
MSCI	8,100	3,024
Nasdaq	1,700	229
S&P Global	16,910	6,196
Tradeweb Markets, Class A	32,140	1,841
		22,052
Insurance 0.7%		
Assurant	5,200	632
Axis Capital Holdings	2,500	119
GoHealth, Class A (1)	8,019	112
Marsh & McLennan	12,500	1,436
Progressive	22,033	2,094
Selectquote (1)(2)	6,483	118
Selectquote, Acquisition Date: 5/6/20, Cost $473 (1)(3)	26,278	456
		4,967
Total Financials		28,577

HEALTH CARE 13.6%

Biotechnology 3.2%

ACADIA Pharmaceuticals (1)	8,600	340
Acceleron Pharma (1)	5,000	487
Agios Pharmaceuticals (1)	4,000	164
Alexion Pharmaceuticals (1)	8,484	969
Alnylam Pharmaceuticals (1)	7,801	1,035
Amarin, ADR (1)(2)	5,000	39
Amgen	15,799	4,002
Argenx, ADR (1)	1,733	401
Ascendis Pharma, ADR (1)(2)	3,154	467
Biogen (1)	2,608	750
BioMarin Pharmaceutical (1)	18,382	1,434
Biontech, ADR (1)	3,428	210
Bluebird Bio (1)	2,000	119
Blueprint Medicines (1)	2,400	186
Exelixis (1)	20,500	456
FibroGen (1)	6,100	273
Incyte (1)	15,735	1,516
Ionis Pharmaceuticals (1)	9,875	538
Livongo Health (1)	1,300	179
Neurocrine Biosciences (1)	7,945	925
Regeneron Pharmaceuticals (1)	3,400	2,108
Sage Therapeutics (1)	3,085	162
Sarepta Therapeutics (1)	3,500	512
Seattle Genetics (1)	12,198	1,931
Ultragenyx Pharmaceutical (1)	4,000	340
Vertex Pharmaceuticals (1)	8,586	2,397
		21,940

Health Care Equipment & Supplies 3.5%

ABIOMED (1)	2,300	707
Align Technology (1)	6,786	2,015
Becton Dickinson & Company	3,100	753
Cooper	4,900	1,540
DexCom (1)	10,215	4,346

Exact Sciences (1)	18,707	1,408
Hologic (1)	16,000	955
ICU Medical (1)	613	123
IDEXX Laboratories (1)	7,362	2,879
Intuitive Surgical (1)	6,780	4,955
Novocure (1)	2,500	207
Penumbra (1)	2,900	607
Quidel (1)	3,500	616
STERIS	2,365	378
Teleflex	4,894	1,923
West Pharmaceutical Services	2,200	625
		24,037
Health Care Providers & Services 3.0%		
Acadia Healthcare (1)	5,300	164
Amedisys (1)	3,700	895
Anthem	7,247	2,040
Centene (1)	31,049	1,904
DaVita (1)	4,300	373
Humana	3,553	1,475
McKesson	11,000	1,688
Molina Healthcare (1)	9,814	1,815
UnitedHealth Group	34,100	10,658
Universal Health Services, Class B	2,100	232
		21,244
Health Care Technology 0.7%		
Cerner	6,700	492
Veeva Systems, Class A (1)	15,092	4,260
		4,752
Life Sciences Tools & Services 2.1%		
Adaptive Biotechnologies (1)	4,527	188
Agilent Technologies	20,508	2,059
Avantor (1)	111,238	2,511
Bruker	6,000	252
Illumina (1)	4,319	1,543
IQVIA Holdings (1)	3,300	540

Mettler-Toledo International (1)	2,213	2,148
PPD (1)	6,426	221
PRA Health Sciences (1)	3,200	342
Thermo Fisher Scientific	10,519	4,513
		14,317
Pharmaceuticals 1.1%		
Catalent (1)	6,200	573
Elanco Animal Health (1)	40,314	1,172
GW Pharmaceuticals, ADR (1)(2)	500	52
Horizon Therapeutics (1)	10,700	804
Jazz Pharmaceuticals (1)	2,500	336
MyoKardia (1)	1,794	196
Perrigo	4,421	231
Royalty Pharma, Class A (1)	35,814	1,482
Zoetis	18,568	2,973
		7,819
Total Health Care		94,109
INDUSTRIALS & BUSINESS SERVICES 8.0%		
Aerospace & Defense 0.8%		
Boeing	4,000	687
BWX Technologies	7,200	400
Huntington Ingalls Industries	500	76
L3Harris Technologies	7,617	1,377
Northrop Grumman	3,700	1,268
TransDigm Group	3,428	1,713
		5,521
Air Freight & Logistics 0.4%		
Expeditors International of Washington	3,700	327
United Parcel Service, Class B	16,126	2,638
		2,965
Building Products 0.5%		
A.O. Smith	4,000	196
Allegion	8,600	889
Fortune Brands Home & Security	6,300	530

Trane Technologies	15,400	1,823
		3,438
Commercial Services & Supplies 1.4%		
ADT	25,000	266
Cintas	10,100	3,366
Copart (1)	10,426	1,077
IAA (1)	28,000	1,465
Ritchie Bros Auctioneers	4,500	263
Rollins	27,000	1,489
Waste Connections	17,710	1,771
		9,697
Construction & Engineering 0.0%		
Valmont Industries	1,200	152
		152
Electrical Equipment 0.4%		
AMETEK	2,287	230
Generac Holdings (1)	5,000	950
Hubbell	1,300	188
Rockwell Automation	5,472	1,262
		2,630
Industrial Conglomerates 0.1%		
Roper Technologies	1,842	787
		787
Machinery 0.7%		
Cummins	4,163	863
Deere	4,347	913
Fortive	3,801	274
Graco	8,000	464
IDEX	1,425	257
Middleby (1)	700	69
Nordson	1,800	336
Otis Worldwide	4,000	252
PACCAR	4,000	343
Toro	6,900	519
Wabtec	3,400	226

Xylem	2,220	178
		4,694
Professional Services 2.4%		
CoStar Group (1)	8,041	6,824
Dun & Bradstreet Holdings (1)	13,748	349
Equifax	11,614	1,954
IHS Markit	23,923	1,912
TransUnion	38,651	3,352
Verisk Analytics	12,581	2,348
		16,739
Road & Rail 1.1%		
JB Hunt Transport Services	2,809	395
Kansas City Southern	9,819	1,788
Landstar System	1,400	186
Old Dominion Freight Line	9,067	1,833
Union Pacific	18,200	3,502
		7,704
Trading Companies & Distributors 0.2%		
Fastenal	7,100	347
HD Supply Holdings (1)	7,400	294
United Rentals (1)	2,000	354
Watsco	1,568	384
		1,379
Total Industrials & Business Services		55,706
INFORMATION TECHNOLOGY 41.6%		
Communications Equipment 0.1%		
Motorola Solutions	4,800	743
		743
Electronic Equipment, Instruments & Components 1.4%		
Amphenol, Class A	29,647	3,255
CDW	24,493	2,784
Cognex	7,912	548
Coherent (1)	1,400	158
Corning	6,204	201
FLIR Systems	1,000	37

IPG Photonics (1)	1,300	210
Keysight Technologies (1)	11,818	1,164
Littelfuse	1,722	311
Zebra Technologies, Class A (1)	2,846	816
		9,484
IT Services 11.4%		
Accenture, Class A	15,836	3,800
Akamai Technologies (1)	9,000	1,048
Automatic Data Processing	4,500	626
Black Knight (1)	28,528	2,399
Booz Allen Hamilton Holding	14,700	1,294
Broadridge Financial Solutions	8,261	1,135
EPAM Systems (1)	2,037	666
Euronet Worldwide (1)	3,100	320
Fidelity National Information Services	6,503	981
Fiserv (1)	14,000	1,394
FleetCor Technologies (1)	7,873	1,980
Gartner (1)	8,100	1,052
Genpact	6,600	278
Global Payments	6,357	1,123
GoDaddy, Class A (1)	20,377	1,705
Leidos Holdings	8,900	805
Mastercard, Class A	41,700	14,936
MongoDB (1)(2)	2,000	468
Okta (1)	13,100	2,821
Paychex	4,500	344
PayPal Holdings (1)	46,173	9,426
Shopify, Class A (1)	5,100	5,439
Square, Class A (1)	14,000	2,234
StoneCo, Class A (1)	8,466	432
Twilio, Class A (1)	13,248	3,574
VeriSign (1)	7,792	1,674
Visa, Class A	72,300	15,327
WEX (1)	2,367	378
Wix.com (1)	5,800	1,709
		79,368

Semiconductors & Semiconductor Equipment 7.1%		
Advanced Micro Devices (1)	31,000	2,815
Analog Devices	6,345	742
Entegris	33,060	2,211
Inphi (1)	5,200	593
KLA	26,776	5,493
Lam Research	6,260	2,106
Marvell Technology Group	28,578	1,108
Maxim Integrated Products	27,000	1,848
Microchip Technology	30,411	3,336
Monolithic Power Systems	9,912	2,648
NVIDIA	27,200	14,551
QUALCOMM	37,575	4,475
Skyworks Solutions	19,100	2,767
Taiwan Semiconductor Manufacturing, ADR	27,400	2,171
Xilinx	23,369	2,434
		49,298
Software 16.4%		
Adobe (1)	15,092	7,748
Anaplan (1)	7,400	453
ANSYS (1)	3,000	1,017
Atlassian, Class A (1)	16,391	3,143
Autodesk (1)	7,791	1,914
Avalara (1)	12,600	1,668
Bill.com Holdings (1)	5,192	514
Cadence Design Systems (1)	18,289	2,029
Ceridian HCM Holding (1)	11,763	935
Citrix Systems	4,700	683
Coupa Software (1)	10,249	3,359
Crowdstrike Holdings, Class A (1)	14,054	1,767
Databricks, Acquisition Date: 7/24/20 - 8/28/20, Cost $82 (1)(3)(4)	1,711	82
Datadog, Class A (1)	6,749	564
DocuSign (1)	17,355	3,870
Dynatrace (1)	8,948	396
Five9 (1)	8,706	1,110

Fortinet (1)	8,900	1,175
Guidewire Software (1)	4,896	550
HubSpot (1)	2,600	779
Intuit	14,500	5,008
Microsoft	132,325	29,843
nCino (1)	2,593	241
NortonLifeLock	7,600	179
Palo Alto Networks (1)	5,800	1,493
Paycom Software (1)	7,648	2,290
Paylocity Holding (1)	3,500	515
Procore Technologies, Acquisition Date: 7/15/20, Cost $23 (1)(3)(4)	503	23
Proofpoint (1)	6,006	659
RealPage (1)	12,087	757
RingCentral, Class A (1)	4,812	1,399
salesforce.com (1)	48,503	13,224
ServiceNow (1)	9,800	4,724
Slack Technologies, Class A (1)(2)	9,968	327
Smartsheet, Class A (1)	8,200	447
Splunk (1)	18,382	4,032
SS&C Technologies Holdings	28,379	1,808
Synopsys (1)	18,227	4,034
Tyler Technologies (1)	6,294	2,173
Workday, Class A (1)	16,074	3,853
Zendesk (1)	9,979	962
Zoom Video Communications, Class A (1)	6,200	2,016
		113,763
Technology Hardware, Storage & Peripherals 5.2%		
Apple	279,200	36,028
Pure Storage, Class A (1)	17,329	264
		36,292
Total Information Technology		288,948
MATERIALS 1.6%		
Chemicals 0.8%		
Air Products & Chemicals	2,400	701

CF Industries Holdings	3,500	114
Linde	6,100	1,523
PPG Industries	7,000	843
RPM International	8,300	704
Sherwin-Williams	2,438	1,636
Valvoline	7,636	156
		5,677
Construction Materials 0.3%		
Vulcan Materials	15,900	1,908
		1,908
Containers & Packaging 0.4%		
Avery Dennison	4,482	517
Ball	28,900	2,323
Sealed Air	9,000	354
		3,194
Metals & Mining 0.1%		
Kirkland Lake Gold (2)	8,475	451
		451
Total Materials		11,230
REAL ESTATE 0.4%		
Equity Real Estate Investment Trusts 0.4%		
Crown Castle International, REIT	4,500	735
CubeSmart, REIT	4,500	142
Equinix, REIT	1,000	790
MGM Growth Properties, Class A, REIT	7,100	199
SBA Communications, REIT	3,800	1,163
		3,029
Real Estate Management & Development 0.0%		
WeWork, Class A, Acquisition Date: 12/9/14, Cost $26 (1)(3)(4)	1,753	–
		–
Total Real Estate		3,029
Total Common Stocks (Cost $321,341)		**692,711**

CONVERTIBLE PREFERRED STOCKS 0.3%		
CONSUMER DISCRETIONARY 0.1%		
Internet & Direct Marketing Retail 0.1%		
Airbnb, Series D, Acquisition Date: 4/16/14, Cost $225 (1)(3)(4)	5,529	437
Airbnb, Series E, Acquisition Date: 7/14/15, Cost $112 (1)(3)(4)	1,207	95
Total Consumer Discretionary		532
INFORMATION TECHNOLOGY 0.2%		
Software 0.2%		
Databricks, Series F, Acquisition Date: 10/22/19, Cost $223 (1)(3)(4)	5,191	249
Procore Technologies, Series B, Acquisition Date: 7/15/20, Cost $15 (1)(3)(4)	336	15
Tanium, Series G, Acquisition Date: 8/26/15, Cost $141 (1)(3)(4)	28,431	324
Uipath, Series D-1, Acquisition Date: 4/26/19, Cost $395 (1)(3)(4)	30,081	560
Uipath, Series D-2, Acquisition Date: 4/26/19, Cost $66 (1)(3)(4)	5,052	94
Uipath, Series E, Acquisition Date: 7/9/20, Cost $17 (1)(3)(4)	873	16
Total Information Technology		1,258
REAL ESTATE 0.0%		
Real Estate Management & Development 0.0%		
WeWork, Series D-1, Acquisition Date: 12/9/14, Cost $51 (1)(3)(4)	3,081	—
WeWork, Series D-2, Acquisition Date: 12/9/14, Cost $40 (1)(3)(4)	2,420	—
WeWork, Series E, Acquisition Date: 6/23/15, Cost $209 (1)(3)(4)	6,344	—
Total Real Estate		—
Total Convertible Preferred Stocks (Cost $1,494)		1,790
SHORT-TERM INVESTMENTS 0.0%		
Money Market Funds 0.0%		
T. Rowe Price Government Reserve Fund, 0.11% (5)(6)	161,360	161
Total Short-Term Investments (Cost $161)		161

The accompanying notes are an integral part of these financial statements.

August 31, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Equity Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks. The fund has two classes of shares: the Tax-Efficient Equity Fund (Investor Class) and the Tax-Efficient Equity Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees Prior to April 1, 2019, a 1% fee was assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on August 31, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At August 31, 2020, the value of loaned securities was $5,434,000; the value of cash collateral and related investments was $5,512,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $119,395,000 and $203,663,000, respectively, for the six months ended August 31, 2020.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At August 31, 2020, the cost of investments for federal income tax purposes was $329,375,000. Net unrealized gain aggregated $370,800,000 at period-end, of which $372,818,000 related to appreciated investments and $2,018,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At August 31, 2020, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the six months ended August 31, 2020 as indicated in the table below. Including this amount, expenses previously waived/paid by Price Associates in the amount of $9,000 remain subject to repayment by the fund at August 31, 2020. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2020, expenses incurred pursuant to these service agreements were $33,000 for Price Associates and $80,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended August 31, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended August 31, 2020, this reimbursement amounted to $10,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2019, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may have received some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. However, the Board also considered that, effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation with respect to the I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2020. With the new breakpoint, the group fee rate will decline to 0.260% when the combined average net assets of the applicable T. Rowe Price funds exceed $845 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group) and second quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group) and first and second quintiles (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 16, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	October 16, 2020